UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

NEW CENTURY MORTGAGE SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of June 1, 2005, providing for the issuance of

Asset Backed Pass-Through Certificates, Series 2005-A)

New Century Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-123394	33-0852169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
18400 Von Karman, Suite 1000 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 863-7243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Description of the Certificates and the Mortgage Pool

As of the date hereof, New Century Mortgage Securities, Inc. (the “Registrant”) has caused to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Commission’s Rule 424 a Prospectus Supplement to its Prospectus, dated on or about June 24, 2005, in connection with the Registrant’s issuance of a series of certificates, entitled New Century Home Equity Loan Trust, Series 2005-A, Asset Backed Pass-Through Certificates (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005, among the Registrant as depositor, Countrywide Home Loans Servicing, L.P. as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2005-A Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Collateral Term Sheets

Banc of America Securities LLC (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Collateral Term Sheets”, in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Estate.

The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
99.1

Collateral Term Sheets (as defined in Item 5) that have been provided by Banc of America Securities LLC to certain prospective purchasers of New Century Home Equity Loan Trust, Series 2005-A, Asset Backed Pass-Through Certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2005

NEW CENTURY MORTGAGE SECURITIES LLC

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.1

Collateral Term Sheets (as defined in Item 5) that have been provided by Banc of America Securities LLC to certain prospective purchasers of New Century Home Equity Loan Trust 2005-A, Asset Backed Pass-Through Certificates.

EXHIBIT 99.5

[FILED BY PAPER]